UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

                                    FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 28, 2008

U.S. PREMIUM BEEF, LLC

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-115164

20-1576986
(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive

Kansas City, Missouri
64163
(Address of principal executive offices)	(Zip Code)

(816) 713-8800
Registrant’s telephone, number, including area code

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 6, and 8 are not applicable and therefore omitted.

ITEM 7.01 Regulation FD Disclosure.

            On May 28, 2008, U.S. Premium Beef, LLC’s majority owned subsidiary, National Beef Packing Company, LLC, issued a press release announcing production cutbacks from six to five production days per week in its beef processing facilities.  A copy of the press release is included in Exhibit 99.1 attached hereto and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished pursuant to Item 7.01.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 28, 2008

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. PREMIUM BEEF, LLC

                                                                              By  /s/ Steven D. Hunt____

                                                                                    Steven D. Hunt,

                                                                                    Chief Executive Officer

Dated:  May 28, 2008

EXHIBIT 99.1 TO FORM 8-K